UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 13, 2016

Citigroup Commercial Mortgage Trust 2016-P3

(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

Natixis Real Estate Capital LLC

Société Générale

Macquarie US Trading LLC d/b/a Principal Commercial Capital

The Bank of New York Mellon

Walker & Dunlop Commercial Property Funding I WF, LLC

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-02	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On April 13, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), C-III Asset Management LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class EC and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $661,108,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), SG Americas Securities, LLC (“SGAS”) and Drexel Hamilton, LLC (“Drexel” and, together with Citigroup and SGAS, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 29, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and SGAS are acting as co-lead managers, and Drexel is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated March 24, 2016, and by the Prospectus, dated March 29, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1.

All of the Private Certificates, having an aggregate initial principal amount of $109,864,163, were sold to Citigroup, SGAS, Drexel and Wells Fargo Securities, LLC (collectively with Citigroup, SGAS and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of March 29, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-P3 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 75 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC, (iii) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “SG Mortgage Loan Purchase Agreement”), between the Depositor and SG, (iv) Macquarie US Trading LLC d/b/a Principal Commercial Capital (“PCC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “PCC Mortgage Loan Purchase Agreement”), between the Depositor and PCC, (v) The Bank of

New York Mellon (“BNYM”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “BNYM Mortgage Loan Purchase Agreement”), between the Depositor and BNYM, and (vi) Walker & Dunlop Commercial Property Funding I WF, LLC (“WDCPF I WF”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2016 (the “WDCPF I WF Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the NREC Mortgage Loan Purchase Agreement, the SG Mortgage Loan Purchase Agreement, the PCC Mortgage Loan Purchase Agreement, and the BNYM Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and WDCPF I WF. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Empire Mall (the “Empire Mall Mortgage Loan”) is part of a loan combination (the “Empire Mall Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and three pari passu companion loans (each, an “Empire Mall Pari Passu Companion Loan” and, collectively, the “Empire Mall Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Empire Mall Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Empire Mall Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Empire Mall Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Empire Mall Pari Passu Companion Loans are generally governed by an agreement between note holders dated as of December 23, 2015 (the “Empire Mall Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Empire Mall Mortgage Loan Combination. The Empire Mall Co-Lender Agreement is attached hereto as Exhibit 4.6.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus as Marriott Midwest Portfolio (the “Marriott Midwest Portfolio Mortgage Loan”) is part of a loan combination (the “Marriott Midwest Portfolio Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Marriott Midwest Portfolio Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. The Marriott Midwest Portfolio Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Marriott Midwest Portfolio Mortgage Loan and administering the related portfolio of mortgaged properties, and the Trustee is the mortgagee of record with respect to the Marriott Midwest Portfolio Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Marriott Midwest Portfolio Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of March 31, 2016 (the “Marriott Midwest Portfolio Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Marriott Midwest Portfolio Mortgage Loan Combination. The Marriott Midwest Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 600 Broadway (the “600 Broadway Mortgage Loan”) is part of a loan combination (the “600 Broadway Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and five pari passu companion loans (each, a “600 Broadway Pari Passu Companion Loan” and, collectively, the “600 Broadway Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The 600 Broadway Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the 600 Broadway Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the 600 Broadway Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 600 Broadway Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of April 13, 2016 (the “600 Broadway Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the 600 Broadway Mortgage Loan Combination. The 600 Broadway Co-Lender Agreement is attached hereto as Exhibit 4.8.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 79 Madison Avenue (the “79 Madison Avenue Mortgage Loan”) is part of a loan combination (the “79 Madison Avenue Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “79 Madison Avenue Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The 79 Madison Avenue Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the 79 Madison Avenue Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the 79 Madison Avenue Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the 79 Madison Avenue Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of April 1, 2016 (the “79 Madison Avenue Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the 79 Madison Avenue Mortgage Loan Combination. The 79 Madison Avenue Co-Lender Agreement is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 5 Penn Plaza (the “5 Penn Plaza Mortgage Loan”) is part of a loan combination (the “5 Penn Plaza Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and three pari passu companion loans (each, a “5 Penn Plaza Pari Passu Companion Loan” and, collectively, the “5 Penn Plaza Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 5 Penn Plaza Mortgage Loan Combination, (i) the 5 Penn Plaza Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36 (the “CGCMT 2016-GC36 Certificates”), and (ii) the 5 Penn Plaza Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016 (the “CGCMT 2016-GC36 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer (the “CGCMT 2016-GC36 Master Servicer”), Wells Fargo Bank, National Association, as special servicer (in such capacity, the “CGCMT 2016-GC36 Special Servicer”) and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee (in such capacity, the “CGCMT 2016-GC36 Trustee”). The CGCMT 2016-GC36 Master Servicer and the CGCMT 2016-GC36 Special Servicer are responsible for servicing the 5 Penn Plaza Mortgage Loan and administering the related mortgaged property, and the CGCMT 2016-GC36 Trustee is the mortgagee of record with respect to the 5 Penn Plaza Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 5 Penn Plaza Pari Passu Companion Loans are generally governed by a co-lender agreement dated as of January 6, 2016 (the “5 Penn Plaza Co-Lender Agreement”), and a resizing amendment to the co-lender agreement, dated as of March 31, 2016 (the “5 Penn Plaza Resizing Amendment”), each among the initial holders of the promissory notes evidencing the 5 Penn Plaza Mortgage Loan Combination. The CGCMT 2016-GC36 PSA, the 5 Penn Plaza Co-Lender Agreement and the 5 Penn Plaza Resizing Amendment are attached hereto as Exhibits 4.2, 4.10, and 4.11, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 225 Liberty Street (the “225 Liberty Street Mortgage Loan”) is part of a loan combination (the “225 Liberty Street Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity, five pari passu companion loans (each, a “225 Liberty Street Pari Passu Companion Loan” and, collectively, the “225 Liberty Street Pari Passu Companion Loans”) and three subordinate companion loans (each, a “225 Liberty Street Subordinate Companion Loan” and, collectively, the “225 Liberty Street Subordinate Companion Loans” and, collectively with the 225 Liberty Street Pari Passu Companion Loans, the “225 Liberty Street Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 225 Liberty Street Mortgage Loan Combination, (i) the 225 Liberty Street Pari Passu Companion Loan evidenced by the controlling promissory note A-1A is part of the mortgage pool backing the 225 Liberty Street Trust 2016-225L, Commercial Mortgage Pass-Through Certificates, Series 2016-225L (the “2016-225L Certificates”), and (ii) the 225 Liberty Street Mortgage Loan Combination is being serviced pursuant to the trust and servicing agreement governing the issuance of the 2016-225L Certificates, dated as of February 6, 2016 (the “2016-225L PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer (in such capacity, the “2016-225L Servicer”), Trimont Real Estate Advisors, LLC, as special servicer (the “2016-225L Special Servicer”), Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee (in such capacity, the “2016-225L Trustee”). The 2016-225L Servicer and the 2016-225L Special Servicer are responsible for servicing the 225 Liberty Street Mortgage Loan and administering the related mortgaged property, and the 2016-225L Trustee is the mortgagee of record with respect to the 225 Liberty Street Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 225 Liberty Street Companion Loans are generally governed by a co-lender agreement dated as of February 6, 2016 (the “225 Liberty Street Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the 225 Liberty Street Mortgage Loan Combination. The 2016-225L PSA and the 225 Liberty Street Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.12, respectively.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus as Heritage Industrial Portfolio (the “Heritage Industrial Portfolio Mortgage Loan”) is part of a loan combination (the “Heritage Industrial Portfolio Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Heritage Industrial Portfolio Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the Heritage Industrial Portfolio Mortgage Loan Combination, (i) the Heritage Industrial Portfolio Pari Passu Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the Wells Fargo Commercial Mortgage Trust 2015-P2, Commercial Mortgage Pass-Through Certificates, Series 2015-P2 (the “WFCM 2015-P2 Certificates”), and (ii) the Heritage Industrial Portfolio Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the WFCM 2015-P2 Certificates, dated as of December 1, 2015 (the “WFCM 2015-P2 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “WFCM 2015-P2 Master Servicer”) and as certificate administrator, C-III Asset Management LLC, as special servicer (in such capacity, the “WFCM 2015-P2 Special Servicer”), Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee (in such capacity, the “WFCM 2015-P2 Trustee”). The WFCM 2015-P2 Master Servicer and the WFCM 2015-P2 Special Servicer are responsible for servicing the Heritage Industrial Portfolio Mortgage Loan and administering the related portfolio of mortgaged properties, and the WFCM 2015-P2 Trustee is the mortgagee of record with respect to the Heritage Industrial Portfolio Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Heritage Industrial Portfolio Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of December 14, 2015 (the “Heritage Industrial Portfolio Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Heritage Industrial Portfolio Mortgage Loan Combination. The WFCM 2015-P2 PSA and the Heritage Industrial Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.13, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as One Court Square (the “One Court Square Mortgage Loan”) is part of a loan combination (the “One Court Square Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and four pari passu companion loans (each, a “One Court Square Pari Passu Companion Loan” and, collectively, the “One Court Square Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the One Court Square Mortgage Loan Combination, (i) the One Court Square Pari Passu Companion Loan evidenced by the non-controlling promissory note A-4 is part of the mortgage pool backing the Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3 (the “WFCM 2015-NXS3 Certificates”), and (ii) the One Court Square Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the WFCM 2015-NXS3 Certificates, dated as of October 1, 2015 (the “WFCM 2015-NXS3 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “WFCM 2015-NXS3 Master Servicer”), LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer (the “One Court Square Special Servicer”), Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator, and as custodian, and Wilmington Trust, National Association, as trustee (in such capacity, the “WFCM 2015-NXS3 Trustee”). The WFCM 2015-NXS3 Master Servicer and the One Court Square Special Servicer are responsible for servicing the One Court Square Mortgage Loan and administering the related mortgaged property, and the WFCM 2015-NXS3 Trustee is the mortgagee of record with respect to the One Court Square Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the One Court Square Pari Passu Companion Loans are generally governed by a second amended and restated co-lender agreement dated as of February 26, 2016 (the “One Court Square Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the One Court Square Mortgage Loan Combination. The WFCM 2015-NXS3 PSA and the One Court Square Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.14, respectively.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus as GFH Brennan Industrial Portfolio (the “GFH Brennan Industrial Portfolio Mortgage Loan”) is part of a loan combination (the “GFH Brennan Industrial Portfolio Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “GFH Brennan Industrial Portfolio Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. The GFH Brennan Industrial Portfolio Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the GFH Brennan Industrial Portfolio Mortgage Loan and administering the related portfolio of mortgaged properties, and the Trustee is the mortgagee of record with respect to the GFH Brennan Industrial Portfolio Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the GFH Brennan Industrial Portfolio Pari Passu Companion Loan are generally governed by an agreement between note holders dated as of April 13, 2016 (the “GFH Brennan Industrial Portfolio Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the GFH Brennan Industrial Portfolio Mortgage Loan Combination. The GFH Brennan Industrial Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.15.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Marriott Monterey (the “Marriott Monterey Mortgage Loan”) is part of a loan combination (the “Marriott Monterey Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Marriott Monterey Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Marriott Monterey Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Marriott Monterey Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Marriott Monterey Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Marriott Monterey Pari Passu Companion Loan are generally governed by a co-lender agreement dated as of April 13, 2016 (the “Marriott Monterey Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Marriott Monterey Mortgage Loan Combination. The Marriott Monterey Co-Lender Agreement is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as Home Depot - Elk Grove Village (the “Home Depot - Elk Grove Village Mortgage Loan”) is part of a loan combination (the “Home Depot - Elk Grove Village Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and one pari passu companion loan (the “Home Depot - Elk Grove Village Pari Passu Companion Loan”) that is held outside the Issuing Entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. The Home Depot - Elk Grove Village Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Home Depot - Elk Grove Village Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Home Depot - Elk Grove Village Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Home Depot - Elk Grove Village Pari Passu Companion Loan are generally governed by an agreement between note holders dated as of April 13, 2016 (the “Home Depot - Elk Grove Village Co-Lender Agreement”), among the initial holders of the promissory notes evidencing the Home Depot - Elk Grove Village Mortgage Loan Combination. The Home Depot - Elk Grove Village Co-Lender Agreement is attached hereto as Exhibit 4.17.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, NREC, SG, PCC, BNYM and WDCPF I WF. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,018,765, were approximately

$804,029,312. Of the expenses paid by the Depositor, approximately $356,151 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,562,614 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Principal Global Investors, LLC will act as sub-servicer with respect to five of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of April 1, 2016 and as to which an executed version is attached hereto as Exhibit 10.7, between Wells Fargo Bank, National Association and Principal Global Investors, LLC.

Principal Global Investors, LLC will act as sub-servicer with respect to one of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of December 1, 2015 and as to which an executed version is attached hereto as Exhibit 10.8, between Wells Fargo Bank, National Association and Principal Global Investors, LLC.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated March 29, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1	Underwriting Agreement, dated as of March 29, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., SG Americas Securities, LLC, and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Trust and Servicing Agreement governing the issuance of the 2016-225L Certificates, dated as of February 6, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Trimont Real Estate Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the WFCM 2015-P2 Certificates, dated as of December 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.

Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the WFCM 2015-NXS3 Certificates, dated as of October 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator, and as custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 4.6	Agreement Between Note Holders, dated as of December 23, 2015, by and among Société Générale, as Initial Note A-1 Holder, Société Générale, as Initial Note A-2 Holder, Société Générale, as Initial Note A-3 Holder, and Société Générale, as Initial Note A-4 Holder, relating to the Empire Mall Mortgage Loan Combination.

Exhibit 4.7	Co-Lender Agreement, dated as of March 31, 2016, by and between Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, relating to the Marriott Midwest Portfolio Mortgage Loan Combination.

Exhibit 4.8	Co-Lender Agreement, dated as of April 13, 2016, between The Bank of New York Mellon, as Note A-1 Holder, The Bank of New York Mellon, as Note A-2-1 Holder, The Bank of New York Mellon, as Note A-2-2 Holder, The Bank of New York Mellon, as Note A-3 Holder, German American Capital Corporation, as Note A-4 Holder, German American Capital Corporation, as Note A-5-1 Holder, German American Capital Corporation, as Note A-5-2 Holder, and German American Capital Corporation, as Note A-6 Holder, relating to the 600 Broadway Mortgage Loan Combination.

Exhibit 4.9	Co-Lender Agreement, dated as of April 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 79 Madison Avenue Mortgage Loan Combination.

Exhibit 4.10	Co-Lender Agreement, dated as of January 6, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.

Exhibit 4.11	Resizing Amendment, dated as of March 31, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.

Exhibit 4.12	Co-Lender Agreement, dated as of February 6, 2016, between Citigroup Global Markets Realty Corp., as Initial Note A-1A Holder, German American Capital Corporation, as Initial Note A-1B Holder, Wells Fargo Bank, National Association, as Initial Note A-1C Holder, Citigroup Global Markets Realty Corp., as Initial Note A-1D Holder, German American Capital Corporation, as Initial Note A-1E Holder, Wells Fargo Bank, National Association, as Initial Note A-1F Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2A Holder, German American Capital Corporation, as Initial Note A-2B Holder, and Wells Fargo Bank, National Association, as Initial Note A-2C Holder, relating to the 225 Liberty Street Mortgage Loan Combination.

Exhibit 4.13	Co-Lender Agreement, dated as of December 14, 2015, by and between Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, relating to the Heritage Industrial Portfolio Mortgage Loan Combination.

Exhibit 4.14	Second Amended and Restated Co-Lender Agreement, dated as of February 26, 2016, between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of Wells Fargo Commercial Mortgage Trust 2015-NXS4, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4, as Note A-3 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3, as Note A-4 Holder, and Natixis Real Estate Capital LLC, as Note A-5 Holder, relating to the One Court Square Mortgage Loan Combination.

Exhibit 4.15	Agreement Between Note Holders, dated as of April 13, 2016, by and between Société Générale, as Initial Note A-1 Holder, and Société Générale, as Initial Note A-2 Holder, relating to the GFH Brennan Industrial Portfolio Mortgage Loan Combination.

Exhibit 4.16	Co-Lender Agreement, dated as of April 13, 2016, between Natixis Real Estate Capital LLC, as Note A-1 Holder, and Natixis Real Estate Capital LLC, as Note A-2 Holder, relating to the Marriott Monterey Mortgage Loan Combination.

Exhibit 4.17	Agreement Between Note Holders, dated as of April 13, 2016, by and between Société Générale, as Initial Note A-1 Holder, and Société Générale, as Initial Note A-2 Holder, relating to the Home Depot - Elk Grove Village Mortgage Loan Combination.

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 13, 2016.

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 13, 2016 (included as part of Exhibit 5).

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Natixis Real Estate Capital LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Natixis Real Estate Capital LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Société Générale and Citigroup Commercial Mortgage Securities Inc., pursuant to which Société Générale sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Macquarie US Trading LLC d/b/a Principal Commercial Capital and Citigroup Commercial Mortgage Securities Inc., pursuant to which Macquarie US Trading LLC d/b/a Principal Commercial Capital sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.5	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between The Bank of New York Mellon and Citigroup Commercial Mortgage Securities Inc., pursuant to which The Bank of New York Mellon sold a certain mortgage loan to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.6	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Walker & Dunlop Commercial Property Funding I WF, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Walker & Dunlop Commercial Property Funding I WF, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.7	Sub-Servicing Agreement, dated as of April 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.

Exhibit 10.8	Sub-Servicing Agreement, dated as of December 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 13, 2016 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 29, 2016, which such certification is dated March 29, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

CGCMT 2016-P3 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of March 29, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., SG Americas Securities, LLC, and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 Certificates, dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.	(E)
4.3	Trust and Servicing Agreement governing the issuance of the 2016-225L Certificates, dated as of February 6, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Trimont Real Estate Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.4	Pooling and Servicing Agreement governing the issuance of the WFCM 2015-P2 Certificates, dated as of December 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee.	(E)
4.5	Pooling and Servicing Agreement governing the issuance of the WFCM 2015-NXS3 Certificates, dated as of	(E)

October 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as One Court Square special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator, and as custodian, and Wilmington Trust, National Association, as trustee.
4.6	Agreement Between Note Holders, dated as of December 23, 2015, by and among Société Générale, as Initial Note A-1 Holder, Société Générale, as Initial Note A-2 Holder, Société Générale, as Initial Note A-3 Holder, and Société Générale, as Initial Note A-4 Holder, relating to the Empire Mall Mortgage Loan Combination.	(E)
4.7	Co-Lender Agreement, dated as of March 31, 2016, by and between Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, relating to the Marriott Midwest Portfolio Mortgage Loan Combination.	(E)
4.8	Co-Lender Agreement, dated as of April 13, 2016, between The Bank of New York Mellon, as Note A-1 Holder, The Bank of New York Mellon, as Note A-2-1 Holder, The Bank of New York Mellon, as Note A-2-2 Holder, The Bank of New York Mellon, as Note A-3 Holder, German American Capital Corporation, as Note A-4 Holder, German American Capital Corporation, as Note A-5-1 Holder, German American Capital Corporation, as Note A-5-2 Holder, and German American Capital Corporation, as Note A-6 Holder, relating to the 600 Broadway Mortgage Loan Combination.	(E)
4.9	Co-Lender Agreement, dated as of April 1, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 79 Madison Avenue Mortgage Loan Combination.	(E)
4.10	Co-Lender Agreement, dated as of January 6, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn	(E)

Plaza Mortgage Loan Combination.
4.11	Resizing Amendment, dated as of March 31, 2016, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the 5 Penn Plaza Mortgage Loan Combination.	(E)
4.12	Co-Lender Agreement, dated as of February 6, 2016, between Citigroup Global Markets Realty Corp., as Initial Note A-1A Holder, German American Capital Corporation, as Initial Note A-1B Holder, Wells Fargo Bank, National Association, as Initial Note A-1C Holder, Citigroup Global Markets Realty Corp., as Initial Note A-1D Holder, German American Capital Corporation, as Initial Note A-1E Holder, Wells Fargo Bank, National Association, as Initial Note A-1F Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2A Holder, German American Capital Corporation, as Initial Note A-2B Holder, and Wells Fargo Bank, National Association, as Initial Note A-2C Holder, relating to the 225 Liberty Street Mortgage Loan Combination.	(E)
4.13	Co-Lender Agreement, dated as of December 14, 2015, by and between Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and Macquarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, relating to the Heritage Industrial Portfolio Mortgage Loan Combination.	(E)
4.14	Second Amended and Restated Co-Lender Agreement, dated as of February 26, 2016, between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of Wells Fargo Commercial Mortgage Trust 2015-NXS4, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4, as Note A-3 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Holders of Wells Fargo Commercial Mortgage Trust 2015-NXS3, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3, as Note A-4 Holder, and Natixis Real Estate Capital LLC, as Note A-5 Holder, relating to the One Court Square Mortgage Loan Combination.	(E)
4.15	Agreement Between Note Holders, dated as of April 13, 2016, by and between Société Générale, as Initial Note A-1 Holder, and Société Générale, as Initial Note A-2 Holder, relating to the GFH Brennan Industrial Portfolio	(E)

Mortgage Loan Combination.
4.16	Co-Lender Agreement, dated as of April 13, 2016, between Natixis Real Estate Capital LLC, as Note A-1 Holder, and Natixis Real Estate Capital LLC, as Note A-2 Holder, relating to the Marriott Monterey Mortgage Loan Combination.	(E)
4.17	Agreement Between Note Holders, dated as of April 13, 2016, by and between Société Générale, as Initial Note A-1 Holder, and Société Générale, as Initial Note A-2 Holder, relating to the Home Depot - Elk Grove Village Mortgage Loan Combination.	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 13, 2016.	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 13, 2016 (included as part of Exhibit 5).	(E)
10.1	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.2	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Natixis Real Estate Capital LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Natixis Real Estate Capital LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.3	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Société Générale and Citigroup Commercial Mortgage Securities Inc., pursuant to which Société Générale sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.4	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Macquarie US Trading LLC d/b/a Principal Commercial Capital and Citigroup Commercial Mortgage Securities Inc., pursuant to which Macquarie US Trading LLC d/b/a Principal Commercial Capital sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.5	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between The Bank of New York Mellon and Citigroup Commercial Mortgage Securities Inc., pursuant to which The Bank of New York Mellon sold a certain mortgage loan to Citigroup Commercial Mortgage Securities Inc.	(E)

10.6	Mortgage Loan Purchase Agreement, dated as of April 1, 2016, between Walker & Dunlop Commercial Property Funding I WF, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Walker & Dunlop Commercial Property Funding I WF, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.7	Sub-Servicing Agreement, dated as of April 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.	(E)
10.8	Sub-Servicing Agreement, dated as of December 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 13, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 29, 2016, which such certification is dated March 29, 2016.	(E)